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                                                                   EXHIBIT 10.15


                               AMENDMENT NO. 1 TO
                             STOCKHOLDERS AGREEMENT

         This Amendment No. 1 to Stockholders Agreement is made as of April 21, 1999, by and among OneSource Information Services, Inc., a Delaware corporation ("OneSource"), William Blair Venture Partners III Limited Partnership, Information Partners Capital Fund, L.P., BCIP Associates, and BCIP Trust Associates, L.P.

         WHEREAS, the parties hereto are parties to that certain Stockholders Agreement dated as of September 8, 1993 (the "Stockholders Agreement"), pursuant to which the parties agreed to provide for certain rights and obligations with respect to the shares held by them of Class P Common Stock, par value $.01 per share and Common Stock, $.01 par value per share of OneSource;

         WHEREAS, pursuant to Section 11 of the Stockholders Agreement, such agreement may be amended with the consent of the parties hereto, such parties being the holders of at least a majority of the currently outstanding William Blair Shares and the holders of at least a majority of the currently outstanding Information Partners Shares; and

         WHEREAS, the parties hereto desire to amend the Stockholders Agreement as set forth below.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       The Stockholders Agreement shall be amended to add a new
Section 21 as follows:

         "21.     TERMINATION. This Agreement shall terminate in its entirety upon the consummation by the Company of a Qualified Public Offering."

         2. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Stockholders Agreement.

         3. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same instrument.

         4. In all other respects, the Stockholders Agreement shall remain in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
1 as of the day and year first above written.

                                    ONESOURCE INFORMATION SERVICES, INC.


                                    By:  /s/ Daniel Schimmel
                                        ----------------------------------------
                                        Daniel Schimmel
                                        President

                                    WILLIAM BLAIR VENTURE PARTNERS III
                                    LIMITED PARTNERSHIP

                                    By: William Blair Venture Management Company
                                        Its General Partner

                                        By:  /s/ Gregg Newmark
                                            -----------------------------------
                                        Name: Gregg Newmark
                                        Title:

                                    INFORMATION PARTNERS CAPITAL FUND, L.P.

                                    By: Information Partners
                                        Its General Partner

                                        By:  /s/ David Dominik
                                            ------------------------------------
                                        Name: David Dominik
                                        Title:


                                    BCIP ASSOCIATES

                                    By: /s/ David Dominik
                                       ----------------------------------------
                                    Name: David Dominik
                                    Title:

                                    BCIP TRUST ASSOCIATES, L.P.

                                    By: /s/ David Dominik
                                       ----------------------------------------
                                    Name: David Dominik
                                    Title: